As filed with the U.S. Securities and Exchange Commission on May 1, 2025

Investment Company Act File No. 811-05629

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940	￿
Amendment No. 155	￿
(Check appropriate box or boxes)

VOYA INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (800) 992-0180

Joanne F. Osberg, Esq.

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(Name and Address of Agent for Service)

With copies to:

Elizabeth J. Reza, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

It is intended that this filing become effective on May 1, 2025, in accordance with Section 8 of the Investment Company Act of 1940, as amended (the “1940 Act”).

EXPLANATORY NOTE

This Amendment No. 155 (the “Amendment”) to the Registration Statement of Voya Investors Trust (the “Registrant”) on Form N-1A is being filed under the Investment Company Act of 1940 (the “1940 Act”), as amended, to amend and supplement Amendment No. 154 to the Registrant’s Registration Statement on Form N-1A, filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 29, 2025, under the 1940 Act (Accession No. 0001683863-25-004195) (“Amendment No. 154”) as pertaining to Parts A and B of the Registration Statement with respect to Voya VACS Index Series S Portfolio (the “Portfolio”) a series of the Registrant.

Part A and Part B of the Registration Statement with respect to the Portfolio as filed in Amendment No. 154, are incorporated herein by reference.

The Portfolio’s shares are not registered under the Securities Act of 1933, as amended (the “1933 Act”), because the shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Portfolio may only be made by “accredited investors,” as defined in Regulation D under the 1933 Act. This Amendment does not constitute an offer to sell, or the solicitation of an offer to buy, within the meaning of the 1933 Act, any beneficial interests in the Portfolio.

This Registration Statement relates only to the Portfolio and does not affect or incorporate by reference the currently effective Part A and Part B for the Registrant’s other series.

VOYA INVESTORS TRUST

Voya VACS Index Series S Portfolio

(the “Portfolio”)

Amendment dated May 1, 2025

to the Portfolio’s Prospectus, dated May 1, 2025

(the “Prospectus”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Portfolio’s policy to invest in accordance with the investment focus that the Portfolio’s name suggests (the “80% Investment Policy”) is changed effective June 30, 2025 (the “Effective Date”), as set forth below.

Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in equity	any borrowings for investment purposes) in
securities of companies included in the S&P 500®	investments tied to the S&P 500® Index (the
Index (the “Index”) or equity securities of	“Index”).
companies that are representative of the Index
(including derivatives).

Although the Portfolio’s new 80% Investment Policy and related disclosure changes are set forth in the Portfolio’s Prospectus, these changes will not be effective until the Effective Date. Until the Effective Date, the Portfolio’s current 80% Investment Policy and related disclosure, as set forth in the table below under the heading “Current Disclosure”, will continue in effect and supersede the disclosure in the first paragraph in the sub-section of the Prospectus entitled “Principal Investment Strategies” (which, for reference, is set forth in the table below under the heading “Disclosure as of the Effective Date”).

Current Disclosure	Disclosure as of the Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in equity	any borrowings for investment purposes) in
securities of companies included in the S&P 500®	investments tied to the S&P 500® Index (the
Index (the “Index”) or equity securities of	“Index”). For purposes of this 80% policy,
companies that are representative of the Index	investments tied to the Index include, without
(including derivatives). The Portfolio will provide	limitation, equity securities of companies included
shareholders with at least 60 days’ prior notice of	in the Index; convertible securities that are
any change in this investment policy.	convertible into equity securities of companies
included in the Index; derivatives whose economic
returns are, by design, closely equivalent to the
returns of the Index or its components; and
exchange-traded funds (“ETFs”) that track the
Index.

In addition, the section of the Prospectus entitled “Additional Information About 80% Investment Policy Related to Portfolio Name” is inapplicable until the Effective Date.

PLEASE RETAIN THIS AMENDMENT FOR FUTURE REFERENCE. THIS AMENDMENT WILL EXPIRE ON THE EFFECTIVE DATE.

PART C.
OTHER INFORMATION
Item 28. Exhibits
28 (a)(1)
Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 – Filed as an Exhibit to
Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2003
and incorporated herein by reference.

28 (a)(2)
Certificate of Amendment effective May 1, 2003 to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s
Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

28 (a)(3)
Amendment #2, effective May 1, 2003, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING AIM Capital Mid Cap Growth Portfolio to ING AIM Mid Cap
Growth Portfolio and ING FMR Diversified Mid Cap Portfolio to ING FRMsm Diversified Mid Cap Portfolio)
– Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration
Statement on August 1, 2003 and incorporated herein by reference.

28 (a)(4)
Amendment #3, effective June 2, 2003, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form
N-1A Registration Statement on August 1, 2003 and incorporated herein by reference.

28 (a)(5)
Amendment #4, effective June 16, 2003, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate series designated as ING American Growth
Portfolio, ING American International Portfolio and ING American Growth-Income Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on
August 1, 2003 and incorporated herein by reference.

28 (a)(6)
Amendment #5, dated August 25, 2003, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Global Balanced Series) – Filed as an Exhibit to Post-Effective
Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on November 5, 2003 and
incorporated herein by reference.

28 (a)(7)
Amendment #6, effective September 2, 2003, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING JPMorgan Fleming International Enhanced EAFE
Portfolio to ING Julius Baer Foreign Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 57 to
the Registrant’s Form N-1A Registration Statement on November 5, 2003 and incorporated herein by reference.

28 (a)(8)
Amendment #7, effective September 2, 2003, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING American Growth Portfolio to ING American Funds
Growth Portfolio, ING American Growth-Income Portfolio to ING American Funds Growth-Income Portfolio
and ING American International Portfolio to ING American Funds International Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on
November 5, 2003 and incorporated herein by reference.

28 (a)(9)
Amendment #9, effective November 11, 2003, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING JPMorgan Fleming Small Cap Equity Portfolio to ING
JPMorgan Small Cap Equity Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 59 to the
Registrant’s Form N-1A Registration Statement on February 27, 2004 and incorporated herein by reference.

28 (a)(10)
Amendment #10 effective June 2, 2003 to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (designation of Class R shares) – Filed as an Exhibit to Post-Effective Amendment
No. 60 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

28 (a)(11)
Amendment #11 effective January 20, 2004 to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate series designated as ING Evergreen Health
Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING
Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio and ING Lifestyle Moderate Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement
on April 30, 2004 and incorporated herein by reference.

28 (a)(12)
Amendment #12 effective February 25, 2004 to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING Janus Growth and Income Portfolio to ING Legg Mason
Value Portfolio and ING Eagle Asset Value Equity Portfolio to ING Eagle Asset Capital Appreciation
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A
Registration Statement on April 30, 2004 and incorporated herein by reference.

28 (a)(13)
Amendment #13, effective August 1, 2004, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Goldman Sachs Internet Tollkeepersm Portfolio to ING
Goldman Sachs Tollkeeprsm Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the
Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(14)
Amendment #14, effective August 6, 2004, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Mercury Fundamental Growth Portfolio to ING Mercury
Large Cap Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s
Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(15)
Amendment #15, dated September 3, 2004, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Fund for Life Series) – Filed as an Exhibit to Post-Effective Amendment
No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(16)
Amendment #16, effective November 8, 2004, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING MFS Research Portfolio to ING Oppenheimer Main
Street Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A
Registration Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(17)
Amendment #17, effective February 1, 2005, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (establishment of additional separate Series designated as ING FMRsm Earnings
Growth Portfolio, ING JPMorgan Value Opportunities Portfolio, ING Marsico International Opportunities
Portfolio, ING MFS Utilities Portfolio, ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio)
– Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration
Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(18)
Amendment #18, effective April 29, 2005, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of Class I shares to Institutional Class shares for all Series of the
Trust) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration
Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(19)
Amendment #19, effective May 2, 2005, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Capital Guardian Small Cap Portfolio to ING Capital
Guardian Small/Mid Cap Portfolio, ING Developing World Portfolio to ING JPMorgan Emerging Markets
Equity Portfolio, ING Janus Special Equity Portfolio to ING Janus Contrarian Portfolio, and ING UBS
U.S. Balanced Portfolio to ING UBS U.S. Allocation Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(20)
Amendment #20, effective July 25, 2005, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING MarketStyle Growth
Portfolio, ING MarketStyle Moderate Growth Portfolio, ING MarketStyle Moderate Portfolio, ING MarketPro
Portfolio, and ING VP Index Plus International Equity Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 66 to the Registrant’s Form N-1A Registration Statement on July 26, 2005 and incorporated herein by reference.

28 (a)(21)
Amendment #21, effective August 15, 2005, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap
Value Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 66 to the Registrant’s Form N-1A
Registration Statement on July 26, 2005 and incorporated herein by reference.

28 (a)(22)
Amendment #22 effective August 29, 2005 to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Jennsion Equity Opportunities Portfolio to ING Wells Fargo
Mid Cap Disciplined Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 66 to the Registrant’s
Form N-1A Registration Statement on July 26, 2005 and incorporated herein by reference.

28 (a)(23)
Amendment #23, effective November 30, 2005, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (establishment of additional separate Series designated as ING EquitiesPlus
Portfolio, ING FMRsm Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo
Small Cap Disciplined Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s
Form N-1A Registration Statement on November 29, 2005 and incorporated herein by reference.

28 (a)(24)
Amendment #24, effective December 1, 2005, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING Salomon Brothers Investors Portfolio to ING Lord
Abbett Affiliated Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s
Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

28 (a)(25)
Amendment # 25, effective December 5, 2005, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING Alliance Mid Cap Growth Portfolio to ING
AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING
Templeton Global Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 73 to the
Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

28 (a)(26)
Amendment #26, dated January 3, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Series of Shares of Beneficial Interest of ING AIM Mid Cap Growth
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A
Registration Statement on April 27, 2006 and incorporated herein by reference.

28 (a)(27)
Amendment #27, effective March 24, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING Franklin Income
Portfolio and ING Quantitative Small Cap Value Portfolio) – Filed as an Exhibit to Post-Effective Amendment
No. 73 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

28 (a)(28)
Amendment #28, effective April 28, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of Service 1 Class shares to Service Class shares for ING LifeStyle
Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and
ING LifeStyle Moderate Portfolio; and designation of Adviser Class shares and Institutional Class shares for
ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth
Portfolio and ING LifeStyle Moderate Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 73 to
the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

28 (a)(29)
Amendment #29, effective April 28, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Quantitative Small Cap Value Portfolio to ING Disciplined
Small Cap Value Portfolio, and ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A
Registration Statement on April 27, 2006 and incorporated herein by reference.

28 (a)(30)
Amendment #30, effective May 1, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING FMRsm Equity Income
Portfolio and ING Pioneer Equity Income Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.
75 to the Registrant’s Form N-1A Registration Statement on July 14, 2006 and incorporated herein by reference.

28 (a)(31)
Amendment #31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002, (re-designation of ING MFS Mid Cap Growth Portfolio to ING FMRsm Mid Cap
Growth Portfolio and ING Goldman Sachs Tollkeepersm Portfolio to ING Global Technology Portfolio) – Filed
as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement on
February 7, 2007 and incorporated herein by reference.

28 (a)(32)
Amendment #32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING Mercury Large Cap Growth Portfolio to ING BlackRock
Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value
Portfolio, ING FMRsm Earnings Growth Portfolio to ING FMRsm Large Cap Growth Portfolio and ING
JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement on
February 7, 2007 and incorporated herein by reference.

28 (a)(33)
Amendment #33, dated December 27, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Eagle Asset Capital
Appreciation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form
N-1A Registration Statement on February 7, 2007 and incorporated herein by reference.

28 (a)(34)
Amendment #34, effective April 3, 2007, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING BlackRock Inflation
Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio and ING Franklin Templeton Founding
Strategy Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A
Registration Statement on April 27, 2007 and incorporated herein by reference.

28 (a)(35)
Amendment #35 effective April 30, 2007 to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING International Portfolio to ING International Growth
Opportunities Portfolio, ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth
Portfolio, and ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A
Registration Statement on April 27, 2007 and incorporated herein by reference.

28 (a)(36)
Amendment #36, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (designation of Service Class shares for ING Stock Index Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on
April 27, 2007 and incorporated herein by reference.

28 (a)(37)
Amendment #37, dated May 3, 2007, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian Small/Mid
Cap Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A
Registration Statement on July 27, 2007 and incorporated herein by reference.

28 (a)(38)
Amendment #38, dated May 3, 2007, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Legg Mason Partners All Cap
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A
Registration Statement on July 27, 2007 and incorporated herein by reference.

28 (a)(39)
Amendment #39, effective June 25, 2007, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional Series designated as ING Focus 5 Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on
July 27, 2007 and incorporated herein by reference.

28 (a)(40)
Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (designation of Service 2 Class shares for ING Stock Index Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on July 27,
2007 and incorporated herein by reference.

28 (a)(41)
Amendment #41, effective September 12, 2007, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (establishment of additional separate Series designated as ING American Funds
Bond Portfolio and ING LifeStyle Conservative Portfolio) – Filed as an Exhibit to Post-Effective Amendment
No. 83 to the Registrant’s Form N-1A Registration Statement on October 16, 2007 and incorporated herein by reference.

28 (a)(42)
Plan of Liquidation and Dissolution of Series of ING MarketPro Portfolio, effective October 26, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on
April 25, 2008 and incorporated herein by reference.

28 (a)(43)
Plan of Liquidation and Dissolution of Series of ING MarketStyle Growth Portfolio, effective October 26,
2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration
Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(44)
Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Growth Portfolio, effective
October 26, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A
Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(45)
Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Portfolio, effective October 26,
2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration
Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(46)
Amendment #42, dated November 29, 2007, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING MarketPro Portfolio, ING
MarketStyle Growth Portfolio, ING MarketStyle Moderate Portfolio and ING MarketStyle Moderate Growth
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A
Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(47)
Amendment #43, effective January 7, 2008, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING American Funds Asset
Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form
N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(48)
Amendment #44, effective January 31, 2008, to the Amended and Restated Agreement and Declaration of
Trust, dated February 26, 2002 (re-designation of ING FMR Large Cap Growth Portfolio to ING Van Kampen
Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio to ING Mid Cap Growth Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement
on April 25, 2008 and incorporated herein by reference.

28 (a)(49)
Amendment #45, effective February 22, 2008, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (establishment of additional separate Series designated as ING Goldman Sachs
Commodities Portfolio and ING Multi-Manager International Small Cap Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008
and incorporated herein by reference.

28 (a)(50)
Amendment #46, dated March 27, 2008, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Series of Shares of Beneficial Interest of ING FMRsm Equity Income
Portfolio and ING FMRsm Small Cap Equity Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.
89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(51)
Amendment #47, effective April 28, 2008, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Goldman Sachs Commodities Portfolio to ING Goldman
Sachs Commodity Strategy Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 89 to the
Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(52)
Plan of Liquidation and Dissolution of Series of ING EquitiesPlus Portfolio, effective April 28, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on
April 25, 2008 and incorporated herein by reference.

28 (a)(53)
Amendment #48, dated April 28, 2008, to the Amended and Restated Agreement and Declaration of Trust,
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING EquitiesPlus Portfolio,
ING Global Technology Portfolio, ING Mid Cap Growth Portfolio, ING UBS U.S. Allocation Portfolio and
ING Van Kampen Large Cap Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 92 to
the Registrant’s Form N-1A Registration Statement on September 12, 2008 and incorporated herein by reference.

28 (a)(54)
Amendment #49, effective July 1, 2008, to the Amended and Restated Agreement and Declaration of Trust,
dated February 26, 2002 (establishment of additional separate Series designated as ING American Funds Worl
Allocation Portfolio, ING Oppenheimer Active Asset Allocation Portfolio, ING T. Rowe Price Personal
Strategy Growth Portfolio and ING Van Kampen Global Tactical Asset Allocation Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Form N-1A Registration Statement on
September 12, 2008 and incorporated herein by reference.

28 (a)(55)
Amendment #50, dated September 11, 2008, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian
U.S. Equities Portfolio and ING Well Fargo Disciplined Value Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on February 9, 2009
and incorporated herein by reference.

28 (a)(56)
Amendment #51, effective January 23, 2009, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (designation of Adviser Class shares for ING Stock Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on
April 30, 2009 and incorporated herein by reference.

28 (a)(57)
Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009 – Filed as an Exhibit to Post-Effective Amendment No.
95 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

28 (a)(58)
Amendment #52, effective April 30, 2009, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Legg Mason Value Portfolio to ING Growth and Income
Portfolio II) – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A
Registration Statement on April 30, 2009 and incorporated herein by reference.

28 (a)(59)
Amendment #53, effective May 1, 2009, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real
Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active
Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio
to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real
Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING Index Plus International Equity
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A
Registration Statement on April 30, 2009 and incorporated herein by reference.

28 (a)(60)
Plan of Liquidation and Dissolution of Series of ING Disciplined Small Cap Value Portfolio, effective May 4,
2009 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant’s Form N-1A Registration
Statement on August 11, 2009 and incorporated herein by reference.

28 (a)(61)
Amendment #54, effective July 17, 2009, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING Retirement
Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Growth Portfolio and
ING Retirement Moderate Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 97 to the
Registrant’s Form N-1A Registration Statement on August 11, 2009 and incorporated herein by reference.

28 (a)(62)
Amendment #55, dated July 20, 2009, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING JPMorgan Value Opportunities
Portfolio, ING Oppenheimer Main Street Portfolio® and ING Van Kampen Capital Growth Portfolio) – Filed
as an Exhibit to Post-Effective Amendment No. 97 to the Registrant’s Form N-1A Registration Statement on
August 11, 2009 and incorporated herein by reference.

28 (a)(63)
Amendment #56, dated August 10, 2009, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING AllianceBernstein Mid
Cap Growth Portfolio, ING Growth and Income Portfolio II, ING Index Plus International Equity Portfolio
and ING International Growth Opportunities Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.
98 to the Registrant’s Form N-1A Registration Statement on November 25, 2009 and incorporated herein by reference.

28 (a)(64)
Amendment #57, dated August 19, 2009, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Disciplined Small Cap
Value Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A
Registration Statement on November 25, 2009 and incorporated herein by reference.

28 (a)(65)
Plan of Liquidation and Dissolution of Series of ING Multi-Manager International Small Cap Portfolio,
effective October 23, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form
N-1A Registration Statement on November 25, 2009 and incorporated herein by reference.

28 (a)(66)
Amendment #58, dated October 26, 2009, to the Amended and Restated Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of the ING LifeStyle Portfolios) –
Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration
Statement on April 29, 2010 and incorporated herein by reference.

28 (a)(67)
Amendment #59, effective November 27, 2009, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (designation of Adviser Class shares for ING Van Kampen Global Tactical
Asset Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form
N-1A Registration Statement on November 25, 2009 and incorporated herein by reference.

28 (a)(68)
Amendment #59, effective November 27, 2009, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (designation of Adviser Class shares for ING Van Kampen Global Tactical
Asset Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s
Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

28 (a)(69)
Amendment #60, effective March 22, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of an additional separate Series designated as ING DFA Global
Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form
N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

28 (a)(70)
Amendment #61, dated March 25, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of the ING T. Rowe Price
Personal Strategy Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 101 to the
Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

28 (a)(71)
Amendment #62, effective April 30, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Evergreen Health Sciences Portfolio to ING Wells Fargo
Health Care Portfolio, ING Evergreen Omega Portfolio to ING Wells Fargo Omega Growth Portfolio, ING
Focus 5 Portfolio to ING DFA Global All Equity Portfolio, ING Lord Abbett Affiliated Portfolio to ING Lord
Abbett Growth and Income Portfolio, ING Stock Index Portfolio to ING U.S. Stock Index Portfolio, ING Van
Kampen Global Franchise Portfolio to ING Morgan Stanley Global Franchise Portfolio, and ING Van Kampen
Global Tactical Asset Allocation Portfolio to ING Morgan Stanley Global Tactical Asset Allocation Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration
Statement on April 29, 2010 and incorporated herein by reference.

28 (a)(72)
Amendment #63, effective May 27, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of the Service 2 Class shares of ING Limited Maturity Bond Portfolio and
ING Pioneer Fund Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s
Form N-1A Registration Statement on December 8, 2010 and incorporated herein by reference.

28 (a)(73)
Amendment #64, effective June 14, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Wells Fargo Omega Growth Portfolio to ING Large Cap
Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A
Registration Statement on December 8, 2010 and incorporated herein by reference.

28 (a)(74)
Amendment #65, effective August 23, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING DFA Global All Equity Portfolio to ING DFA World Equity
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A
Registration Statement on December 8, 2010 and incorporated herein by reference.

28 (a)(75)
Amendment #66, dated August 23, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of the ING Wells Fargo Small
Cap Disciplined Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s
Form N-1A Registration Statement on December 8, 2010 and incorporated herein by reference.

28 (a)(76)
Amendment #67, effective November 12, 2010, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (establishment of additional separate Series designated as ING American Funds
Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration
Statement on December 8, 2010 and incorporated herein by reference.

28 (a)(77)
Amendment #68, effective January 21, 2011, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING Marsico International Opportunities Portfolio to ING T.
Rowe Price International Stock Portfolio and ING Pioneer Equity Income Portfolio to ING Large Cap Value
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A
Registration Statement on April 27, 2011 and incorporated herein by reference.

28 (a)(78)
Amendment #69, dated January 24, 2011, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING American Funds
Growth-Income Portfolio, ING BlackRock Large Cap Value Portfolio, ING Lord Abbett Growth and Income
Portfolio, and ING Morgan Stanley Global Tactical Asset Allocation Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on April 27, 2011
and incorporated herein by reference.

28 (a)(79)
Amendment #70, effective April 29, 2011, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Van Kampen Growth and Income Portfolio to ING Invesco
Van Kampen Growth and Income Portfolio and ING Wells Fargo Health Care Portfolio to ING BlackRock
Health Sciences Opportunities Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 106 to the
Registrant’s Form N-1A Registration Statement on April 27, 2011 and incorporated herein by reference.

28 (a)(80)
Amendment #71, effective July 1, 2011, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Janus Contrarian Portfolio to ING Core Growth and Income
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A
Registration Statement on February 10, 2012 and incorporated herein by reference.

28 (a)(81)
Amendment #72, effective July 15, 2011, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Service 2 Class shares of ING BlackRock Health Sciences Opportunities
Portfolio and ING Goldman Sachs Commodity Strategy Portfolio; and Institutional Class shares of ING
Morgan Stanley Global Franchise Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 108 to the
Registrant’s Form N-1A Registration Statement on February 10, 2012 and incorporated herein by reference.

28 (a)(82)
Amendment #73, effective November 17, 2011, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (abolition of Service 2 Class shares of ING T. Rowe Price International Stock
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A
Registration Statement on February 10, 2012 and incorporated herein by reference.

28 (a)(83)
Amendment #74, dated December 5, 2011, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Core Growth and Income
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A
Registration Statement on February 10, 2012 and incorporated herein by reference.

28 (a)(84)
Amendment #75, effective July 20, 2012, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING American Funds Bond Portfolio to ING Bond Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration
Statement on February 11, 2013 and incorporated herein by reference.

28 (a)(85)
Amendment #76, dated July 23, 2012, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING American Funds Growth
Portfolio and ING Artio Foreign Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 111 to the
Registrant’s Form N-1A Registration Statement on February 11, 2013 and incorporated herein by reference.

28 (a)(86)
Amendment #77, effective March 25, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING Global Perspectives
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A
Registration Statement on April 24, 2013 and incorporated herein by reference.

28 (a)(87)
Amendment #78, dated March 25, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Oppenheimer Active
Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form
N-1A Registration Statement on April 24, 2013 and incorporated herein by reference.

28 (a)(88)
Amendment #79, effective April 30, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Invesco Van Kampen Growth and Income Portfolio to ING
Invesco Growth and Income Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 112 to the
Registrant’s Form N-1A Registration Statement on April 24, 2013 and incorporated herein by reference.

28 (a)(89)
Amendment #80, effective May 1, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Pioneer Fund Portfolio to ING Multi-Manager Large Cap
Core Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A
Registration Statement on April 24, 2013 and incorporated herein by reference.

28 (a)(90)
Amendment #81, effective June 17, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Service 2 Class of ING Pioneer Mid Cap Value Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on
April 28, 2014 and incorporated herein by reference.

28 (a)(91)
Amendment #82, dated September 9, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Pioneer Mid Cap Value
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A
Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(92)
Amendment #83, dated December 12, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING DFA Global Allocation
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A
Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(93)
Amendment #84, dated December 12, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Goldman Sachs
Commodity Strategy Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s
Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(94)
Amendment #85, effective February 5, 2014, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING PIMCO High Yield Portfolio to ING High Yield
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A
Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(95)
Amendment #86, effective February 5, 2014, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING PIMCO Total Return Bond Portfolio to ING Total
Return Bond Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form
N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(96)
Amendment #87, dated March 17, 2014, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING American Funds Asset
Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form
N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(97)
Amendment #88, dated March 17, 2014, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING American Funds
International Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form
N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(98)
Amendment #89, dated March 17, 2014, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING American Funds World
Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form
N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(99)
Amendment #90, dated March 17, 2014, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Bond Portfolio) – Filed
as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on
April 28, 2014 and incorporated herein by reference.

28 (a)(100)
Amendment #91, dated March 24, 2014, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Total Return Bond
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A
Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(101)
Amendment #92, effective May 1, 2014, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (change of name of Registrant and its Series) – Filed as an Exhibit to Post-Effective
Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and
incorporated herein by reference.

28 (a)(102)
Amendment #93, dated July 21, 2014, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® BlackRock Health Sciences
Opportunities Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form
N-1A Registration Statement on February 12, 2015 and incorporated herein by reference.

28 (a)(103)
Amendment #94, dated July 21, 2014, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® BlackRock Large Cap Growth
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A
Registration Statement on February 12, 2015 and incorporated herein by reference.

28 (a)(104)
Amendment #95, dated July 21, 2014, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® Marsico Growth Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration
Statement on February 12, 2015 and incorporated herein by reference.

28 (a)(105)
Amendment #96, dated July 21, 2014, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® MFS Total Return Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration
Statement on February 12, 2015 and incorporated herein by reference.

28 (a)(106)
Amendment #97, dated July 21, 2014, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® MFS Utilities Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration
Statement on February 12, 2015 and incorporated herein by reference.

28 (a)(107)
Amendment #98, dated March 9, 2015, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of Voya Global Resources
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A
Registration Statement on September 21, 2015 and incorporated herein by reference.

28 (a)(108)
Amendment #99, dated August 17, 2015, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® DFA World Equity
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A
Registration Statement on September 21, 2015 and incorporated herein by reference.

28 (a)(109)
Amendment #100, dated August 17, 2015, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® Franklin Mutual Shares
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A
Registration Statement on September 21, 2015 and incorporated herein by reference.

28 (a)(110)
Amendment #101, dated August 17, 2015, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® Franklin Templeton
Founding Strategy Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s
Form N-1A Registration Statement on September 21, 2015 and incorporated herein by reference.

28 (a)(111)
Amendment #102, effective October 15, 2015, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (designation of Class R6 shares for Voya Large Cap Growth Portfolio and Voya
Large Cap Value Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s
Form N-1A Registration Statement on November 19, 2015 and incorporated herein by reference.

28 (a)(112)
Amendment #103, effective April 11, 2016, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (designation of Class R6 shares for Voya Multi-Manager Large Cap Core Portfolio,
VY® BlackRock Inflation Protected Bond Portfolio, VY® Invesco Growth and Income Portfolio, VY®
JPMorgan Emerging Markets Equity Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, VY®
Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe
Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, and VY® Templeton Global
Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A
Registration Statement on April 26, 2016 and incorporated herein by reference.

28 (a)(113)
Amendment #104, effective May 1, 2016, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of Voya Liquid Assets Portfolio to Voya Government Liquid Assets
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A
Registration Statement on April 26, 2016 and incorporated herein by reference.

28 (a)(114)
Amendment #105, effective May 11, 2016, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (designation of Class R6 shares for VY® Clarion Global Real Estate Portfolio, VY®
Clarion Real Estate Portfolio, and VY® Franklin Income Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and
incorporated herein by reference.

28 (a)(115)
Amendment #106, effective April 6, 2017, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (designation of Class P2 shares for Voya U.S. Stock Index Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on
April 25, 2017 and incorporated herein by reference.

28 (a)(116)
Amendment #107, dated July 17, 2017, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® FMR Diversified Mid
Cap Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A
Registration Statement on April 24, 2018 and incorporated herein by reference.

28 (a)(117)
Amendment #108, effective May 23, 2018, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Class R6 shares of Voya Multi-Manager Large Cap Core Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration
Statement on April 25, 2019 and incorporated herein by reference.

28 (a)(118)
Amendment #109, dated August 27, 2018, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of Voya Multi-Manager Large
Cap Core Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form
N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

28 (a)(119)
Amendment #110, effective November 26, 2018, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (abolition of Class R6 shares of VY® Templeton Global Growth Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration
Statement on April 25, 2019 and incorporated herein by reference.

28 (a)(120)
Amendment #111, effective May 1, 2019, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of VY® Franklin Income Portfolio to Voya Balanced Income
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A
Registration Statement on April 25, 2019 and incorporated herein by reference.

28 (a)(121)
Amendment #112, dated September 3, 2019, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® Templeton Global
Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A
Registration Statement on February 11, 2020 and incorporated herein by reference.

28 (a)(122)
Plan of Liquidation and Dissolution of Series of ING Goldman Sachs Commodity Strategy Portfolio, effective
May 24, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 138 to the Registrant’s Form N-1A
Registration Statement on April 23, 2020 and incorporated herein by reference.

28 (a)(123)
Plan of Liquidation and Dissolution of Series of ING DFA Global Allocation Portfolio, effective August 21,
2013 – Filed as an Exhibit to Post-Effective Amendment No. 138 to the Registrant’s Form N-1A Registration
Statement on April 23, 2020 and incorporated herein by reference.

28 (a)(124)
Plan of Liquidation and Dissolution of Series of ING American Funds Global Growth and Income Portfolio,
effective January 17, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 138 to the Registrant’s
Form N-1A Registration Statement on April 23, 2020 and incorporated herein by reference.

28 (a)(125)
Plan of Liquidation and Dissolution of Series of ING American Funds International Growth and Income
Portfolio, effective January 17, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 138 to the
Registrant’s Form N-1A Registration Statement on April 23, 2020 and incorporated herein by reference.

28 (a)(126)
Amendment #113, dated July 23, 2021, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Change the resident agent of the Trust in the Commonwealth of Massachusetts) –
Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration
Statement on February 8, 2022 and incorporated herein by reference.

28 (a)(127)
Amendment #114, effective April 6, 2022, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolish Class R6 of VY® T. Rowe Price International Stock Portfolio) –
Amendment #113, dated July 23, 2021, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Change the resident agent of the Trust in the Commonwealth of Massachusetts) –
Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration
Statement on April 21, 2022 and incorporated herein by reference.

28 (a)(128)
Amendment #115, effective May 1, 2022, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Re-designate VY® Clarion Global Real Estate Portfolio to VY CBRE Global Real
Estate Portfolio and VY Clarion Real Estate Portfolio to VY CBRE Real Estate Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (a)(129)
Amendment #116, dated July 25, 2022, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® T. Rowe Price
International Stock Portfolio) – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s
Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (a)(130)
Form of Amendment #117, effective October 13, 2022, to the Amended and Restated Agreement and
Declaration of Trust dated February 26, 2002 (establish an additional separate Series designated as Voya VACS
Index Series S Portfolio) – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s Form
N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (a)(131)
Amendment #118, effective May 1, 2023, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (dissolution of Class P2 Shares) – Filed as an Exhibit to Amendment No. 146 to the
Registrant’s Form N-1A Registration Statement on February 16, 2024 and incorporated herein by reference.

28 (a)(132)
Amendment #119, effective May 1, 2023, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (dissolution of Class R6 Shares) – Filed as an Exhibit to Amendment No. 146 to the
Registrant’s Form N-1A Registration Statement on February 16, 2024 and incorporated herein by reference.

28 (a)(133)
Amendment #120, effective December 6, 2024, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (Re-designate VY® BlackRock Inflation Protected Bond Portfolio to Voya
Inflation Protected Bond Plus Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 148 to the
Registrant’s Form N-1A Registration Statement on February 14, 2025 and incorporated herein by reference.

28 (b)(1)
Voya Investors Trust Amended and Restated By-laws, dated March 18, 2018 – Filed as an Exhibit to
Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019
and incorporated herein by reference.

28 (c)(1)
Instruments Defining Rights of Security Holders – Filed as an Exhibit to Post-Effective Amendment No. 40 to
the Registrant’s Form N-1A Registration Statement on May 3, 1999 and incorporated herein by reference.

28 (d)(1)(A)
Investment Management Agreement, effective May 1, 2017, between Voya Investors Trust and Voya
Investments, LLC (Unified Fee Portfolios) – Filed as an Exhibit to Post-Effective Amendment No. 129 to the
Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(1)(A)(i)
Amended Schedules A and B, dated October 21, 2022, to the Investment Management Agreement, effective
May 1, 2017, between Voya Investors Trust and Voya Investments, LLC (Unified Fee Portfolios) – Filed as an
Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on
April 24, 2023 and incorporated herein by reference.

28 (d)(1)(A)(ii)
Waiver Letter, dated May 1, 2025, to waive a portion of the investment management fee for Voya High Yield
Portfolio, VY® Invesco Growth and Income Portfolio, VY® Morgan Stanley Global Franchise Portfolio, and
VY® T. Rowe Price Equity Income Portfolio for the period from May 1, 2025 through May 1, 2026 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on
April 28, 2025 and incorporated herein by reference.

28 (d)(1)(B)
Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC (Voya Global Perspectives®
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A
Registration Statement on September 21, 2015 and incorporated herein by reference.

28 (d)(1)(B)(i)
Amended Schedules B and C, dated September 2020, to the Amended and Restated Investment Management
Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC – Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s
Form N-1A Registration Statement on April 26, 2021 and incorporated herein by reference.

28 (d)(1)(C)
Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC (VY® Clarion Global Real
Estate Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A
Registration Statement on September 21, 2015 and incorporated herein by reference.

28 (d)(1)(C)(i)
Amended Schedule A, dated October 2022, to the Amended and Restated Investment Management Agreement,
dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya
Investments, LLC – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s Form N-1A
Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (d)(1)(C)(ii)
Amended Schedules B and C, dated September 2020, to the Amended and Restated Investment Management
Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC – Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s
Form N-1A Registration Statement on April 26, 2021 and incorporated herein by reference.

28 (d)(1)(D)
Investment Management Agreement, dated May 1, 2017, between Voya Investors Trust and Voya Investments,
LLC (Traditional Fee Portfolios) – Filed as an Exhibit to Post-Effective Amendment No. 129 to the
Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(1)(D)(i)
Amended Schedule A, dated December 6, 2024, to the Investment Management Agreement, dated May 1,
2017, between Voya Investors Trust and Voya Investments, LLC (Traditional Portfolios) – Filed as an Exhibit
to Post-Effective Amendment No. 148 to the Registrant’s Form N-1A Registration Statement on February 14,
2025 and incorporated herein by reference.

28 (d)(1)(D)(ii)
Amended Schedules B and C, dated September 2020, to the Investment Management Agreement, dated May 1,
2017, between Voya Investors Trust and Voya Investments, LLC (Traditional Fee Portfolios) – Filed as an
Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A Registration Statement on
April 26, 2021 and incorporated herein by reference.

28 (d)(2)(A)
Sub-Advisory Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and
BlackRock Financial Management, Inc. with respect to VY® BlackRock Inflation Protected Bond Portfolio –
Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration
Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(2)(A)(i)
Amended Schedule A, effective September 1, 2021, to the Sub-Advisory Agreement among Voya Investors
Trust, Voya Investments, LLC and BlackRock Financial Management, Inc. effective May 1, 2017 – Filed as an
Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on
February 8, 2022 and incorporated herein by reference.

28 (d)(2)(A)(ii)
Termination Letter to the Sub-Advisory Agreement, effective May 1, 2017, between the Registrant, Voya
Investments, LLC and BlackRock Financial Management, Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on April 28, 2025 and
incorporated herein by reference.

28 (d)(2)(B)
Sub-Sub-Investment Advisory Agreement, dated May 1, 2017, between BlackRock Financial Management, Inc.
and BlackRock International Limited with respect to VY® BlackRock Inflation Protected Bond Portfolio –
Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration
Statement on April 24, 2018 and incorporated herein by reference.

28 (d)(2)(B)(i)
Termination Letter to the Sub-Sub-Investment Advisory Agreement, dated May 1, 2017 between BlackRock
Financial Management, Inc. and BlackRock International Limited – Filed as an Exhibit to Post-Effective
Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on April 28, 2025 and
incorporated herein by reference.

28 (d)(2)(C)
Sub-Advisory Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and
CBRE Clarion Securities LLC with respect to VY® Clarion Global Real Estate Portfolio and VY® Clarion
Real Estate Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form
N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(2)(C)(i)
Amended Schedule A, effective October 2022, to the Sub-Advisory Agreement between Voya Investors Trust,
Voya Investments, LLC and CBRE Investment Management Listed Real Assets LLC (formerly, CBRE Clarion
Securities LLC), effective May 1, 2017 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the
Registrant’s Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (d)(2)(D)
Sub-Advisory Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and
Voya Investment Management, Co. LLC with respect to Voya Balanced Income Portfolio (formerly, VY®
Franklin Income Portfolio), Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio – Filed as
an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on
April 25, 2017 and incorporated herein by reference.

28 (d)(2)(D)(i)
Amended Schedule A, dated December 6, 2024, to the Sub-Advisory Agreement among Voya Investors Trust,
Voya Investments, LLC and Voya Investment Management Co. LLC, effective May 1, 2017 (with respect to
Voya Inflation Protected Bond Plus Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 148 to
the Registrant’s Form N-1A Registration Statement on February 14, 2025 and incorporated herein by reference.

28 (d)(2)(E)
Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and
Voya Investment Management, Co. LLC with respect to Voya Retirement Portfolios – Filed as an Exhibit to
Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017
and incorporated herein by reference.

28 (d)(2)(F)
Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and
Voya Investment Management, Co. LLC with respect to Voya Government Liquid Assets Portfolio, Voya High
Yield Portfolio, Voya Limited Maturity Bond Portfolio, and Voya U.S. Stock Index Portfolio – Filed as an
Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on
April 25, 2017 and incorporated herein by reference.

28 (d)(2)(F)(i)
Amended Schedule A, effective October 21, 2022, to the Sub-Advisory Agreement, among Voya Investors
Trust, Voya Investments, LLC and Voya Investment Management, Co. LLC effective May 1, 2017 (with respect to Voya VACS Index Series S Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 145 to
the Registrant’s Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (d)(2)(G)
Portfolio Management Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments,
LLC and Invesco Advisers, Inc. with respect to VY® Invesco Growth and Income Portfolio – Filed as an
Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on
April 25, 2017 and incorporated herein by reference.

28 (d)(2)(G)(i)
Amended Schedule B, effective January 1, 2021, to the Portfolio Management Agreement among Voya
Investors Trust, Voya Investments, LLC and Invesco Advisers, Inc. (with respect to VY® Invesco Growth and
Income Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A
Registration Statement on April 26, 2021 and incorporated herein by reference.

28 (d)(2)(H)
Portfolio Management Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments,
LLC and J.P. Morgan Investment Management Inc. with respect to VY® JPMorgan Emerging Markets Equity
Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio – Filed as an Exhibit to Post-Effective
Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and
incorporated herein by reference.

28 (d)(2)(H)(i)
Amended Schedule A, effective January 1, 2023, among Voya Investors Trust, Voya Investments, LLC and J.P.
Morgan Investment Management Inc. with respect to VY® JPMorgan Emerging Markets Equity Portfolio and
VY® JPMorgan Small Cap Core Equity Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 145
to the Registrant’s Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (d)(2)(I)
Portfolio Management Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments,
LLC and Morgan Stanley Investment Management Inc. with respect to VY® Morgan Stanley Global Franchise
Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A
Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(2)(J)
Sub-Advisory Agreement, dated May 1, 2017, between Morgan Stanley Investment Management, Inc. and
Morgan Stanley Investment Management Limited with respect to VY® Morgan Stanley Global Franchise
Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A
Registration Statement on April 24, 2018 and incorporated herein by reference.

28 (d)(2)(K)
Portfolio Management Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments,
LLC and T. Rowe Price Associates, Inc. with respect to VY® T. Rowe Price Capital Appreciation Portfolio,
VY® T. Rowe Price Equity Income Portfolio and VY® T. Rowe Price International Stock Portfolio – Filed as
an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on
April 25, 2017 and incorporated herein by reference.

28 (d)(2)(K)(i)
First Amendment, effective January 1, 2018, to the Portfolio Management Agreement dated May 1,
2017 among Voya Investors Trust, Voya Investments, LLC, and T. Rowe Price Associates, Inc. – Filed as an
Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on
April 24, 2018 and incorporated herein by reference.

28 (d)(2)(K)(ii)
Amended Schedule A & B, effective July 8, 2022, to the Portfolio Management Agreement among Voya
Investors Trust, Voya Investments, LLC and T. Rowe Price Associates, Inc., effective May 1, 2017 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration Statement on
October 24, 2022 and incorporated herein by reference.

28 (d)(2)(L)
Investment Sub-Advisory Agreement, dated March 7, 2022, between T. Rowe Price Associates, Inc. and T.
Rowe Price Investment Management, Inc. (VY® T. Rowe Price Capital Appreciation Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (d)(2)(M)
Sub-Advisory Agreement, effective November 18, 2014, between Voya Investors Trust, Voya Investments,
LLC and Voya Investment Management, Co. LLC (Voya Global Perspectives® Portfolio) – Filed as an Exhibit
to Post-Effective Amendment No. 118 to the Registrant’s Form N-1A Registration Statement on April 28, 2015
and incorporated herein by reference.

28 (d)(3)(A)
Expense Limitation Agreement, effective January 1, 2016, between Voya Investments, LLC and Voya Investors
Trust (VY® Clarion Global Real Estate Portfolio and Voya Global Perspectives® Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on
April 26, 2016 and incorporated herein by reference.

28 (d)(3)(A)(i)
Side Letter Agreement, dated May 1, 2025, between Voya Investments, LLC and Voya Investors Trust with respect to lowering the expense ratio for Voya Global Perspectives® Portfolio for the period from May 1,
2025 through May 1, 2026 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s
Form N-1A Registration Statement on April 28, 2025 and incorporated herein by reference.

28 (d)(3)(B)
Expense Limitation Agreement, effective May 1, 2017, between Voya Investors Trust and Voya Investments,
LLC – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration
Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(3)(B)(i)
Recoupment Waiver, dated May 1, 2017, between Voya Investments, LLC and Voya Investors Trust with respect to VY® T. Rowe Price International Stock Portfolio, VY® Franklin Income Portfolio, and VY®
Clarion Real Estate Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s
Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(3)(B)(ii)
Amended Schedule A, effective December 6, 2024, to the Expense Limitation Agreement, effective May 1,
2017, between the Registrant and Voya Investments, LLC (with respect to Voya Inflation Protected Bond Plus
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 148 to the Registrant’s Form N-1A
Registration Statement on February 14, 2025 and incorporated herein by reference.

28 (d)(3)(C)
Expense Limitation Agreement, effective May 1, 2017, between Voya Investors Trust and Voya Investments,
LLC with respect to Voya Retirement Portfolios – Filed as an Exhibit to Post-Effective Amendment No. 129 to
the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(3)(D)
Expense Limitation Agreement, effective May 1, 2017, between Voya Investors Trust and Voya Investments,
LLC with respect to Voya Large Cap Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No.
129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(3)(E)
Money Market Fund Expense Limitation Agreement, effective May 1, 2017, among Voya Investments, LLC,
Voya Investments Distributor, LLC, and Voya Investors Trust with respect to Voya Government Liquid Assets
Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A
Registration Statement on April 24, 2018 and incorporated herein by reference.

28 (d)(3)(E)(i)
Letter Agreement, dated May 1, 2025, to waive a portion of the fees for Voya Government Liquid Assets
Portfolio for the period from May 1, 2025 through May 1, 2026 – Filed as an Exhibit to Post-Effective
Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on April 28, 2025 and
incorporated herein by reference.

28 (d)(3)(F)
Expense Limitation Agreement Side Letter Agreement, dated May 1, 2025, between the Voya Investments,
LLC and Voya Investors Trust with respect to VY® JPMorgan Emerging Markets Equity Portfolio for the
period of May 1, 2025 through May 1, 2026 – Filed as an Exhibit to Post-Effective Amendment No. 149 to
the Registrant’s Form N-1A Registration Statement on April 28, 2025 and incorporated herein by reference.

28 (e)(1)(A)
Distribution Agreement, effective November 18, 2014, between Voya Investors Trust and Voya Investments
Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Form N-1A
Registration Statement on April 28, 2015 and incorporated herein by reference.

28 (e)(1)(A)(i)
Amended Schedule A, dated September 12, 2019, to the Distribution Agreement between Voya Investors Trust and Voya Investment Distributor, LLC, dated November 18, 2014 – Filed as an Exhibit to Post-Effective
Amendment No. 138 to the Registrant’s Form N-1A Registration Statement on April 23, 2020 and
incorporated herein by reference.

28 (e)(1)(B)
Placement Agent Agreement, effective October 21, 2022, between Voya Investors Trust and Voya Investments
Distributor, LLC (Voya VACS Index Series S Portfolio) – Filed as an Exhibit to Post-Effective Amendment
No. 145 to the Registrant’s Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (f)(1)
Amended and Restated Deferred Compensation Plan for Independent Directors dated January 16, 2025 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on
April 28, 2025 and incorporated herein by reference.

28 (g)(1)(A)
Custody Agreement, dated January 6, 2003, with The Bank of New York Mellon – Filed as an Exhibit to
Post-Effective Amendment No. 56 to the Registrant’s Form N-1A Registration Statement on September 2,
2003 and incorporated herein by reference.

28 (g)(1)(A)(i)
Amendment, dated November 21, 2022, to the Custody Agreement, dated January 6, 2003, between the
Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 145 to
the Registrant’s Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (g)(1)(A)(ii)
Amended Exhibit A, effective May 1, 2024, to the Custody Agreement, dated January 6, 2003, with The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s Form
N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (g)(1)(B)
Foreign Custody Manager Agreement, dated January 6, 2003, with The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on
November 5, 2003 and incorporated herein by reference.

28 (g)(1)(B)(i)
Amended Exhibit A, effective May 1, 2024, to the Foreign Custody Manager Agreement, dated January 6,
2003, with The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 147 to the
Registrant’s Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (g)(1)(B)(ii)
Amendment, dated July 21, 2021, to the Foreign Custody Manager Agreement with The Bank of New York
Mellon dated January 6, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s
Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (g)(1)(B)(iii)
Amendment, dated September 6, 2012, to the Foreign Custody Manager Agreement with The Bank of New
York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the
Registrant’s Form N-1A Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (g)(1)(C)
Fund Accounting Agreement, dated January 6, 2003, with The Bank of New York Mellon – Filed as an
Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on
February 27, 2004 and incorporated herein by reference.

28 (g)(1)(C)(i)
Amended Exhibit A, effective May 1, 2024, to the Fund Accounting Agreement with The Bank of New York
Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s
Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (g)(1)(C)(ii)
Amendment, effective November 21, 2022, to the Fund Accounting Agreement with The Bank of New York
Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s
Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (g)(1)(C)(iii)
Investment Company Reporting Modernization Services Amendment, dated February 1, 2018, to the Fund
Accounting Agreement, dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 132 to
the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

28 (g)(1)(C)(iv)
Amendment, dated January 1, 2019, to the Fund Accounting Agreement, dated January 6, 2003, with The
Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s
Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

28 (h)(1)(A)
Securities Lending Agreement and Guaranty with The Bank of New York Mellon and Schedule I, dated
August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A
Registration Statement on February 27, 2004 and incorporated herein by reference.

28 (h)(1)(A)(i)
Amended Exhibit A, effective April 4, 2022, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form
N-1A Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (h)(1)(A)(ii)
Global Securities Lending Supplement – Filed as an Exhibit to Post-Effective Amendment No. 63 to the
Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

28 (h)(1)(A)(iii)
Amendment, effective October 1, 2011, to the Securities Lending Agreement and Guaranty, dated August 7,
2003 – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration
Statement on April 24, 2018 and incorporated herein by reference.

28 (h)(1)(A)(iv)
Amendment, effective March 21, 2019, to the Securities Lending Agreement and Guaranty, dated August 7,
2003 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration
Statement on April 25, 2019 and incorporated herein by reference.

28 (h)(1)(A)(v)
Amendment, effective March 26, 2019, to the Securities Lending Agreement and Guaranty, dated August 7,
2003 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration
Statement on April 25, 2019 and incorporated herein by reference.

28 (h)(1)(A)(vi)
Amendment, effective March 30, 2023, to the Securities Lending Agreement and Guaranty, dated August 7,
2003 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration
Statement on April 24, 2023 and incorporated herein by reference.

28 (h)(1)(A)(vii)
Amendment, effective September 25, 2024, to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the
Registrant’s Form N-1A Registration Statement on April 28, 2025 and incorporated herein by reference.

28 (h)(2)(A)
Transfer Agency Services Agreement, dated February 25, 2009, between BNY Mellon Investment Services
(US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and Voya Investors Trust – Filed as an
Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on
April 30, 2009 and incorporated herein by reference.

28 (h)(2)(A)(i)
Amendment, effective May 1, 2024, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on April 28, 2025
and incorporated herein by reference.

28 (h)(2)(A)(ii)
Amendment, effective February 9, 2023, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on April 24, 2023
and incorporated herein by reference.

28 (h)(2)(A)(iii)
Amendment, effective November 21, 2022, to the Transfer Agency Services Agreement, dated February 25,
2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on April 24, 2023
and incorporated herein by reference.

28 (h)(2)(A)(iv)
Amendment, effective November 18, 2022, to the Transfer Agency Services Agreement, dated February 25,
2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on April 24, 2023
and incorporated herein by reference.

28(h)(2)(A)(v)
Amendment, effective October 21, 2022, to the Transfer Agency Services Agreement, dated February 25, 2009, between, the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on April 24, 2023
and incorporated herein by reference.

28 (h)(2)(A)(vi)
Amendment, effective April 4, 2022, to the Transfer Agency Services Agreement, dated February 25, 2009, between, the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on April 24, 2023
and incorporated herein by reference.

28 (h)(2)(A)(vii)
Amendment, effective May 1, 2020, to the Transfer Agency Services Agreement, dated February 25, 2009, between, the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 138 to the Registrant’s Form N-1A Registration Statement on April 23, 2020
and incorporated herein by reference.

28 (h)(2)(A)(viii)
Amendment, effective November 5, 2019, to the Transfer Agency Services Agreement, dated February 25,
2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on February 11,
2020 and incorporated herein by reference.

28 (h)(2)(A)(ix)
Amendment, effective May 1, 2019, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on February 11,
2020 and incorporated herein by reference.

28 (h)(2)(A)(x)
Amendment, effective January 1, 2019, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019
and incorporated herein by reference.

28 (h)(2)(A)(xi)
Amendment effective February 8, 2011, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc.– Filed as an Exhibit to Post-Effective
Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on April 27, 2011 and
incorporated herein by reference.

28 (h)(3)(A)
Allocation Agreement dated May 24, 2002 – Fidelity Bond – Filed as an Exhibit to Post-Effective Amendment
No. 60 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

28 (h)(3)(A)(i)
Amended Schedule A, dated July 2021, with respect to the Allocation Agreement – Fidelity Bond – Filed as
an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (h)(3)(B)
Allocation Agreement dated May 24, 2002 – Directors & Officers Liability – Filed as an Exhibit to
Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 30, 2004
and incorporated herein by reference.

28 (h)(3)(B)(i)
Amended Schedule A, dated July 2021, with respect to the Allocation Agreement – Directors and Officers
Liability – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A
Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (h)(3)(C)
Amended and Restated Proxy Agent Fee Allocation Agreement, effective August 21, 2003, as amended and restated on January 1, 2008 between the Registrant, Voya Investments, LLC, and Voya Investment
Management Co. LLC – Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Form
N-1A Registration Statement on April 28, 2015 and incorporated herein by reference.

28 (h)(3)(C)(i)
Amended Schedule A, dated July 2021, with respect to the Amended and Restated ISS Proxy Voting Fee
Allocation Agreement – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form
N-1A Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (h)(3)(D)
FT Interactive Fee Allocation Agreement effective as of August 21, 2003 between FT Interactive Data
Corporation and ING Investments, LLC. – Filed as an Exhibit to Post-Effective Amendment No. 142 to the
Registrant’s Form N-1A Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (h)(3)(D)(i)
Amended Schedule A, dated July 2021, with respect to the FT Interactive Fee Allocation Agreement – Filed as
an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (h)(3)(D)(ii)
Form of Amendment No. 63 FundRun Schedule of Data Services, effective October 21, 2022 with respect to
ICE Data Pricing & Reference Data, LLC (formerly FT Interactive Data Corporation) – Filed as an Exhibit to
Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration Statement on October 24, 2022
and incorporated herein by reference.

28 (h)(3)(E)
Amended and Restated Bank of New York-Wilshire Atlas/Axion Attribution and Risk Analysis System Fee
Allocation Agreement effective July 6, 2006 as amended and restated January 1, 2007 between the Registrant and Voya Investments, LLC – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s
Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

28 (h)(3)(E)(i)
Amended Schedule A and Schedule B, dated November 2013, to the Amended and Restated Bank of New
York-Wilshire Atlas/Axiom Attribution and Risk Analysis System Fee Allocation Agreement – Filed as an
Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A Registration Statement on
April 26, 2021 and incorporated herein by reference.

28 (h)(3)(F)
Global Industry Classification Standards Services Fee Allocation Agreement, dated May 1, 2007, between ING
Funds Services, LLC, ING Funds Distributor, LLC and Morgan Stanley Capital International, Inc. – Filed as
an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (h)(3)(F)(i)
Amended Schedule A, dated July 2021, with respect to the Global Industry Classification Standards Services
Fee Allocation Agreement, dated May 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 142 to
the Registrant’s Form N-1A Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (h)(3)(G)
Amended and Restated Investment Company Institute Fee Allocation Agreement, effective March 24, 2004, amended and restated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the
Registrant’s Form N-1A Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (h)(3)(G)(i)
Amended Schedule A, dated July 2021, with respect to the Amended and Restated Investment Company
Institute Fee Allocation Agreement, effective March 24, 2004, amended and restated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (h)(3)(G)(ii)
Amendment effective January 1, 2006 to the Amended and Restated Investment Company Institute Fee
Allocation Agreement, effective March 24, 2004, amended and restated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on April 21, 2022
and incorporated herein by reference.

28 (h)(3)(G)(iii)
Amendment effective March 1, 2006 to the Amended and Restated Investment Company Institute Fee
Allocation Agreement, effective March 24, 2004, amended and restated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on April 21, 2022
and incorporated herein by reference.

28 (h)(4)(A)
Fund of Funds Investment Agreement with BlackRock, Inc. dated January 19, 2022 – Filed as an Exhibit to
Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration Statement on October 24, 2022
and incorporated herein by reference.

28 (h)(4)(A)(i)
Amended and Restated Schedule A, dated April 4, 2022 to the Fund of Funds Investment Agreement with
BlackRock, Inc. dated January 19, 2022 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the
Registrant’s Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(B)
Fund of Funds Investment Agreement with DBX ETF Trust, dated January 19, 2022 – Filed as an Exhibit to
Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration Statement on October 24, 2022
and incorporated herein by reference.

28 (h)(4)(B)(i)
Amended and Restated Schedule A, dated April 1, 2022 to the Fund of Funds Investment Agreement with
DBX ETF Trust dated January 19, 2022 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the
Registrant’s Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(C)
Fund of Funds Investment Agreements with Charles Schwab Investment Management, Inc. dated January 19,
2022 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration
Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(C)(i)
Amendment dated April 5, 2022 to the Fund of Funds Investment Agreement with Charles Schwab Investment
Management, Inc. dated January 19, 2022 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the
Registrant’s Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(D)
Fund of Funds Investment Agreement with SPDR Series Trust, SPDR Index Shares Funds and SSGA Active
Trust dated October 5, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s
Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (h)(4)(E)
Fund of Funds Investment Agreement with Teachers Advisors, LLC dated January 19, 2022 – Filed as an
Exhibit to Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration Statement on
October 24, 2022 and incorporated herein by reference.

28 (h)(4)(E)(i)
First Amendment dated April 5, 2022 to the Fund of Funds Investment Agreement with Teachers Advisors,
LLC dated January 19, 2022 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s
Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(E)(ii)
Second Amendment dated February 3, 2023 to the Fund of Funds Investment Agreement with Teachers
Advisors, LLC dated January 19, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the
Registrant’s Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (h)(4)(F)
Fund of Funds Investment Agreement with The Vanguard Group dated January 19, 2022 as amended April 1,
2022 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration
Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(F)(i)
Amended Schedule A dated September 26, 2022 to the Fund of Funds Investment Agreement with The
Vanguard Group dated January 19, 2022 as amended April 1, 2022 – Filed as an Exhibit to Amendment No.
144 (811-05629) to the Registrant’s Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(H)
Funds of Funds Investment Agreement with BNY Mellon ETF Investment Adviser, LLC dated January 25,
2023 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration
Statement on April 24, 2023 and incorporated herein by reference.

28 (h)(4)(I)
Funds of Funds Investment Agreement with The Select Sector SPDR Trust, dated May 3, 2023 – Filed as an
Exhibit to Amendment No. 146 to the Registrant’s Form N-1A Registration Statement on February 16, 2024
and incorporated herein by reference.

28 (h)(4)(J)
Funds of Funds Investment Agreement with BNY Mellon ETF Investment Adviser, LLC dated January 25,
2023 – Filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s Form N-1A Registration
Statement on April 24, 2024 and incorporated herein by reference.

28 (h)(5)
Fund Administration Support Services Agreement between Voya Investments, LLC and The Bank of New York
Mellon (Redacted) dated July 29, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the
Registrant’s Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (i)(1)
Opinion of Dechert LLP regarding the legality of the securities being registered with regard to the Class R shares – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration
Statement on August 1, 2003 and incorporated herein by reference.

28 (i)(2)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio, and ING American
Funds International Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 56 to the Registrant’s
Form N-1A Registration Statement on September 2, 2003 and incorporated herein by reference.

28 (i)(3)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING PIMCO High Yield Portfolio and ING Stock Index Portfolio – Filed as an Exhibit to Post-Effective
Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on November 5, 2003 and
incorporated herein by reference.

28 (i)(4)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Moderate Portfolio,
ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, and ING Lifestyle Moderate
Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant’s Form N-1A
Registration Statement on May 3, 2004 and incorporated herein by reference.

28 (i)(5)
Opinion and Consent of Dechert LLP regarding legality of the securities being registered with regard to ADV
Class and Class I of ING PIMCO High Yield Bond Portfolio; Class ADV, Class I, Class S and Class S2 of
ING FMRsm Earnings Growth Portfolio, ING JPMorgan Value Opportunities Portfolio, ING Marsico
International Opportunities Portfolio, ING MFS Utilities Portfolio, ING Pioneer Fund Portfolio, and ING
Pioneer Mid Cap Value Portfolio; and Class S2 of ING LifeStyle Moderate Portfolio, ING LifeStyle Moderate
Growth Portfolio, ING LifeStyle Growth Portfolio, and ING LifeStyle Aggressive Growth Portfolio – Filed as
an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on
April 11, 2005 and incorporated herein by reference.

28 (i)(6)
Opinion and Consent of Dechert LLP regarding legality of the securities being registered with regard to
Adviser Class, Institutional Class, Service Class and Service 2 Class shares of ING MarketPro Portfolio, ING
MarketStyle Moderate Portfolio, ING MarketStyle Moderate Growth Portfolio, ING MarketStyle Growth
Portfolio, and ING VP Index Plus International Equity Portfolio – Filed as an Exhibit to Post-Effective
Amendment No. 66 to the Registrant’s Form N-1A Registration Statement on July 26, 2005 and incorporated herein by reference.

28 (i)(7)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Adviser Class, Institutional Class, Service class and Service 2 Class of ING Wells Fargo Small Cap
Disciplined Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form
N-1A Registration Statement on November 29, 2005 and incorporated herein by reference.

28 (i)(8)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Adviser Class, Institutional Class, Service Class and Service 2 Class of ING Global Real Estate Portfolio –
Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement
on December 30, 2005 and incorporated herein by reference.

28 (i)(9)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Adviser Class, Institutional Class, Service Class and Service 2 Class of ING Disciplined Small Cap Value
Portfolio, ING EquitiesPlus Portfolio, ING Franklin Income Portfolio, ING FMRsm Small Cap Equity Portfolio;
and Adviser Class and Institutional Class shares of the ING LifeStyle Portfolios – Filed as an Exhibit to
Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on April 27, 2006
and incorporated herein by reference.

28 (i)(10)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING FMRsm Equity Income Portfolio and ING Pioneer Equity Income Portfolio – Filed as an Exhibit to
Post-Effective Amendment No. 75 to the Registrant’s Form N-1A Registration Statement on July 14, 2006 and
incorporated herein by reference.

28 (i)(11)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio, ING Franklin
Templeton Founding Strategy Portfolio, and Service Class shares of ING Stock Index Portfolio – Filed as an
Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on
April 27, 2007 and incorporated herein by reference.

28 (i)(12)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Service 2 Class shares of ING Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No.
79 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

28 (i)(13)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING Focus 5 Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 81 to the Registrant’s Form
N-1A Registration Statement on August 17, 2007 and incorporated herein by reference.

28 (i)(14)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING LifeStyle Conservative Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 83 to the
Registrant’s Form N-1A Registration Statement on October 16, 2007 and incorporated herein by reference.

28 (i)(15)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING American Funds Bond Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 85 to the
Registrant’s Form N-1A Registration Statement on November 5, 2007 and incorporated herein by reference.

28 (i)(16)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING American Funds Asset Allocation Portfolio, and Adviser Class, Institutional Class, Service Class and
Service 2 Class of ING Goldman Sachs Commodity Strategy Portfolio and ING Multi-Manager International
Small Cap Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A
Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (i)(17)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING American Funds World Allocation Portfolio, ING Oppenheimer Active Asset Allocation Portfolio, and
ING Van Kampen Global Tactical Asset Allocation Portfolio – Filed as an Exhibit to Post-Effective
Amendment No. 92 to the Registrant’s Form N-1A Registration Statement on September 12, 2008 and
incorporated herein by reference.

28 (i)(18)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Adviser Class shares of ING Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 95
to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

28 (i)(19)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Growth
Portfolio, and ING Retirement Moderate Portfolio and – Filed as an Exhibit to Post-Effective Amendment No.
97 to the Registrant’s Form N-1A Registration Statement on August 11, 2009 and incorporated herein by reference.

28 (i)(20)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Adviser Class shares of ING Van Kampen Global Tactical Asset Allocation Portfolio – Filed as an Exhibit to
Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on November 25,
2009 and incorporated herein by reference.

28 (i)(21)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING DFA Global Allocation Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 101 to the
Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

28 (i)(22)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and
Income Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A
Registration Statement on December 8, 2010 and incorporated herein by reference.

28 (i)(23)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Adviser class, Institutional Class and Service Class of ING Global Perspectives Portfolio – Filed as an Exhibit
to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A Registration Statement on April 24, 2013
and incorporated herein by reference.

28 (i)(24)
Opinion of Ropes & Gray LLP regarding the legality of the securities being registered with regard to Class R6 shares of Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio – Filed as an Exhibit to
Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on November 19,
2015 and incorporated herein by reference.

28 (i)(25)
Opinion of Ropes & Gray LLP regarding the legality of the securities being registered with regard to Class R6 shares of Voya Multi-Manager Large Cap Core Portfolio, VY® BlackRock Inflation Protected Bond Portfolio,
VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY®
JPMorgan Small Cap Core Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe
Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price
International Stock Portfolio and VY® Templeton Global Growth Portfolio – Filed as an Exhibit to
Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on April 26, 2016
and incorporated herein by reference.

28 (i)(26)
Opinion of Ropes & Gray LLP regarding the legality of the securities being registered with regard to Class P2 shares of Voya U.S. Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the
Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (j)(1)	Not applicable.
28 (j)(2)	Not applicable.

28 (k)	Not applicable.
28 (l)	Initial Capital Agreement – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A Registration Statement on May 3, 1999 and incorporated herein by reference.
28 (m)(1)(A)
Seventh Amended and Restated Distribution Plan with Voya Investors Trust for Service 2 Class shares, effective November 16, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s
Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (m)(2)(A)
Seventh Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares, effective
November 16, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s Form
N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (m)(2)(A)(i)
Waiver Letter, dated May 1, 2025, to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee payable under the Voya Investors Trust Seventh Amended and Restated Shareholder
Service and Distribution Plan for the Adviser Class shares of Voya Global Perspectives® Portfolio from
May 1, 2025 through May 1, 2026 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the
Registrant’s Form N-1A Registration Statement on April 28, 2025 and incorporated herein by reference.

28 (m)(3)(A)
Fifth Amended and Restated Shareholder Service Plan for Service Class and Service 2 Class Shares, effective
November 16, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s Form
N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (m)(3)(A)(i)
Waiver Letter, dated May 1, 2025, to waive a portion of the shareholder service fee for Service Class Shares of Voya U.S. Stock Index Portfolio from May 1, 2025 through May 1, 2026 – Filed as an Exhibit to
Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on April 28, 2025
and incorporated herein by reference.

28 (m)(4)(A)
Fourth Amended and Restated Shareholder Service and Distribution Plan for Adviser Class shares effective
November 16, 2023 (Voya Retirement Portfolios) – Filed as an Exhibit to Post-Effective Amendment No. 147
to the Registrant’s Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (m)(4)(A)(i)
Waiver Letter, dated May 1, 2025, to waive a portion of the distribution fee for Adviser Class shares of Voya
Retirement Portfolios for the period from May 1, 2025 through May 1, 2026 – Filed as an Exhibit to
Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on April 28, 2025
and incorporated herein by reference.

28 (m)(5)(A)
Second Amended and Restated Shareholder Service and Distribution Plan for Adviser Class shares effective
November 16, 2023 (Voya U.S. Stock Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.
147 to the Registrant’s Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (n)(1)(A)
Sixth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for Voya Investors Trust, approved
May 1, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 148 to the Registrant’s Form N-1A
Registration Statement on February 14, 2025 and incorporated herein by reference.

28 (n)(1)(A)(i)
Amended Schedule A, dated May 1, 2023, to the Sixth Amended and Restated Multiple Class Plan Pursuant to
Rule 18f-3 for Voya Investors Trust – Filed as an Exhibit to Post-Effective Amendment No. 147 to the
Registrant’s Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (o)	Not applicable.
28 (p)(1)
Voya Funds and Advisers Code of Ethics dated January 6, 2025 – Filed as an Exhibit to Post-Effective
Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on April 28, 2025 and
incorporated herein by reference.

28 (p)(2)
CBRE Investment Management Listed Real Assets LLC Code of Ethics dated September 2021 – Filed as an
Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (p)(3)
Invesco Advisers, Inc. Code of Ethics dated January 2024 – Filed as an Exhibit to Post-Effective Amendment
No. 147 to the Registrant’s Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (p)(4)
J.P. Morgan Asset Management, Inc. Code of Ethics dated April 26, 2023 – Filed as an Exhibit to
Post-Effective Amendment No. 147 to the Registrant’s Form N-1A Registration Statement on April 24, 2024
and incorporated herein by reference.

28 (p)(5)
Morgan Stanley Investment Management Code of Ethics effective December 12, 2023 – Filed as an Exhibit to
Post-Effective Amendment No. 147 to the Registrant’s Form N-1A Registration Statement on April 24, 2024
and incorporated herein by reference.

28 (p)(6)
T. Rowe Price Group, Inc. and its Affiliates Code of Ethics and Conduct effective February 1, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on
April 24, 2023 and incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant
None
Item 30. Indemnification
Reference is made to Article V, Section 5.4 of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.
Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.
The Trust has a management agreement with Voya Investments, LLC (“Voya Investments”). Generally, the Trust will indemnify Voya Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and Voya Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Voya Investment’s duties, or by reason of reckless disregard of the its obligations and duties under the agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
Item 31. Business and Other Connections of Investment Advisers
Any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each sub-adviser of Voya Investors Trust and each trustee, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser’s Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.
INVESTMENT ADVISER	FILE NO.
Voya Investments, LLC	801-48282
CBRE Investment Management Listed Real Assets LLC	801-49083
Invesco Advisers, Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Morgan Stanley Investment Management Inc.	801-15757
T. Rowe Price Associates, Inc.	801-856
Voya Investment Management Co. LLC	801-9046

Item 32. Principal Underwriter
(a)
Voya Investments Distributor, LLC is the placement agent or principal underwriter, as applicable, for Voya Credit Income Fund; Voya Enhanced Securitized Income Fund; Voya Equity Trust; Voya Funds Trust; Voya Government Money Market Portfolio; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust.
(b)
Information as to the directors and officers of the placement agent or principal underwriter, as applicable, together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the placement agent or principal underwriter, as applicable, in the last two years, is included in the table below:

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Phillip Capodice 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Vice President and Assistant Treasurer	None
Katie Carver 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Assistant Vice President	None
Stephen Easton One Orange Way Windsor, Connecticut 06095	Chief Compliance Officer	None
Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Secretary	None
Bill Golden 200 Park Avenue New York, New York 10169	Director and Managing Director	None
Michelle P. Luk 200 Park Avenue New York, New York 10169	Senior Vice President and Treasurer	None
Ryan R. McPharland 200 Park Avenue New York, New York 10169	Vice President and Assistant Secretary	None
Marino Monti, Jr. One Orange Way Windsor, Connecticut 06095	Chief Information Security Officer	None
Francis G. O’Neill One Orange Way Windsor, Connecticut 06095	Senior Vice President and Chief Risk Officer	None
Monia Piacenti One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	Anti-Money Laundering Officer
Tiffani Potesta 200 Park Avenue New York, New York 10169	Director, President and Chief Executive Officer	None
Andrew K. Schlueter 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Senior Vice President	Senior Vice President
Tim Sundell 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Assistant Vice President	None

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Robert P. Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	Senior Vice President
Catrina Willingham 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Vice President, Chief Financial Officer, Controller, and Financial and Operations Principal	None
Markus Wolff 200 Park Avenue New York, New York 10169	Managing Director	None
(c)
Not applicable.
Item 33. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of: (a) the Registrant; (b) the Investment Adviser; (c) the Distributor; (d) the Custodians; (e) the Transfer Agent; and (f) the Sub-Advisers. The address of each is as follows:
(a)	Voya Investors Trust 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(b)	Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(c)	Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(d)	Bank of New York Mellon 240 Greenwich Street New York, New York 10286
(e)	BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
(f) (1)	CBRE Investment Management Listed Real Assets LLC 555 East Lancaster Avenue, Suite 120 Radnor, Pennsylvania 19087
(f) (2)	Invesco Advisers, Inc. 1331 Spring Street NW, Suite 2500 Atlanta, Georgia 30309
(f) (3)	J.P. Morgan Investment Management Inc. 383 Madison Avenue New York, New York 10179
(f) (4)	Morgan Stanley Investment Management, Inc. 1585 Broadway New York, New York 10019
(f) (5)	T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, Maryland 21231

(f) (6)	Voya Investment Management Co. LLC 200 Park Avenue New York, New York 10169
Item 34. Management Services
N/A
Item 35. Undertakings
None

SIGNATURES
Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 155 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 1st day of May, 2025.
VOYA INVESTORS TRUST
By:  /s/ Joanne F. Osberg

Joanne F. Osberg
Secretary